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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 1999

                                  iVillage Inc.
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               (Exact name of Registrant as Specified in Charter)

         Delaware                000-25469                  13-3845162
   --------------------     ----------------------     -----------------------
      (State or other         (Commission File             (IRS Employer
      jurisdiction of             Number)               Identification No.)
       organization)

212 Fifth Avenue, New York, New York                       10010
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:  (212) 604-0963

                   170 Fifth Avenue, New York, New York 10010
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          (Former Name or Former Address if Changed Since Last Report)

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Item 5.  Other Events
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         On September 1, 1999, iVillage Inc. ("iVillage") issued a press release announcing that it had acquired Family Point Inc., a New Jersey corporation ("Family Point"), on August 31, 1999. Family Point was acquired pursuant to an Agreement and Plan of Reorganization, dated as of August 31, 1999 (the "Merger Agreement"), by and among iVillage, Family Point Acquisition Corporation, a New Jersey corporation and wholly-owned subsidiary of iVillage ("FPAC"), Family Point, and the stockholders of Family Point. Pursuant to the Merger Agreement, FPAC was merged with and into Family Point with Family Point as the surviving corporation (the "Merger"). As a result of the Merger, Family Point became a wholly-owned subsidiary of iVillage.

         The aggregate purchase price paid by iVillage in connection with the Merger consisted of approximately 550,000 shares of iVillage common stock and $3,750,000 in cash, valued at approximately $26 million under the purchase method of accounting (subject to a maximum increase of $5 million if certain performance thresholds are satisfied).

         In connection with the Merger, iVillage and Family Point entered into a registration rights agreement pursuant to which iVillage has agreed to file a shelf registration statement with respect to the approximately 550,000 shares of iVillage common stock issued to Family Point stockholders within 90 days after the closing of the Merger. Under certain circumstances, iVillage may defer the filing of the shelf registration statement. In addition, Family Point stockholders have piggyback registration rights subject to the piggyback registration rights of iVillage's existing holders of registrable shares.

         The press release is filed as an exhibit to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits
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                  99.1     Press Release dated September 1, 1999 regarding
                           iVillage Inc.'s announcement of the acquisition of Family Point Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 iVillage Inc.
                                                 (Registrant)

     Date: September 14, 1999                    By: /s/ Steven A. Elkes
                                                    ----------------------------
                                                     Steven A. Elkes
                                                     Senior Vice President

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                                  EXHIBIT INDEX

Exhibits
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99.1     Press Release dated September 1, 1999 regarding iVillage Inc.'s announcement of the acquisition of Family Point Inc.